FOURTH AMENDMENT
                                       to
                                CREDIT AGREEMENT



         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 2, 1998, is executed and entered into by and among BMJ Medical Management, Inc., a Delaware corporation (the "Borrower"), the Lenders set forth on the signature pages hereof, and Paribas, in its capacity as agent for the Lenders (the "Agent").

                                    RECITALS:

                  A. The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated June 20, 1998 as amended as of July 20, 1998, September 3, 1998 and October 14, 1998 (hereinafter called the "Agreement"; terms defined by the Agreement, where used in this Amendment, shall have the same meanings herein as are prescribed by the Agreement).

                  B. The Borrower has received a financing proposal from Copelco Capital for a non-recourse credit facility in an amount not to exceed $2 million (the "Copelco Financing") to provide for improvements to an Ancillary Service Facility located in Bakersfield, California (the "Bakersfield ASF") and owned by BMJ Surgical Associates of Bakersfield, Limited Partnership ("BMJ Bakersfield LP").

                C. BMJ of Bakersfield, Inc., a subsidiary of the Borrower ("BMJ Bakersfield"), is the general partner and 50% owner of BMJ Bakersfield LP.

                D. In connection with the Copelco Financing, the Borrower has requested that the Lenders release their security interest in the Collateral consisting of the assets located at the Bakersfield ASF and consent to the taking of a lien by Copelco Capital on the general partnership interest of BMJ Bakersfield in BMJ Bakersfield LP (the "GP Interest").

                  E. The Borrower has informed the Lenders that pursuant to a, resolution of the Borrower's Board of Directors, the Borrower will be initiating a restructure plan which may involve, among other things, reducing the number of its acquisitions, terminating a portion of its Management Services Agreements or otherwise changing the Borrower's business focus (the "Restructure").

                F. The Borrower, the Lenders and the Agent have agreed to amend the Agreement as provided hereinbelow.

                NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Agreement.

                Section 2. Amendment to Definition of "Indebtedness". The definition of Indebtedness is hereby amended by striking the parenthetical contained in clause (i) of such definition and replacing it with the following:

                (other than the Copelco Financing and trade payables incurred in the ordinary course of business of such Person)

                Section 3. Release of Collateral, Consent to Lien. Each of the Lenders hereby agrees that, upon the closing of the Copelco Financing pursuant to documentation satisfactory in form and substance to the Lenders, all of the assets located at the Bakersfield ASF shall be released as Collateral for the Obligations under the Agreement. Each of the Lenders further agrees to instruct the Agent to take all necessary action to effect such release of Collateral. In addition, each of the Lenders hereby consents to the taking of a lien by Copelco Capital on the GP Interest pursuant to documentation satisfactory in form and substance to the Lenders.

                Section 4. Required Consent for Restructure. The Borrower acknowledges that the Restructure may materially impact the future financial condition of the Borrower and hereby agrees that, notwithstanding anything to the contrary which may be contained in Section 9.5 of the Agreement, the Restructure shall not be initiated without the prior written consent of all of the Lenders. This requirement may only be modified by the written consent of all of the Lenders.

                  Section 5. Consent for Additional Tranche A Loans. The parties hereto agree that from and after the effective date of this Amendment, the Borrower may not borrow Tranche A Loans without the prior written consent of all of the Lenders. This requirement may only be modified by the written consent of all of the Lenders.

                Section 6. Consent for Changes to Section 6.8 ("Capital Expendi-tures"). Notwithstanding anything to the contrary which may be contained in
Section 9.5 of the Agreement, the parties hereto agree that from and after the effective date of this Amendment, Section 6.8 of the Agreement may not be amended, modified or waived without the prior written consent of all of the Lenders.

                Section 7. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                         (a) The Agent shall have received all of the following,
each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                (i) Amendment Documents. This Amendment and any other instrument, document or certificate required by the Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");

                (ii) Resolutions. Resolutions of the board of directors of the Borrower, certified by its Secretary or Assistant Secretary, which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents to which the Borrower is or is to be a party hereunder;

                (iii) Consent of the Lenders. The written consent of the Lenders to this Amendment; and

                (iv) Additional Information. The Agent shall have received such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

                          (b) Other than as heretofore disclosed to the Lenders,
the representations and warranties contained herein and in the Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to a different date).


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

                         (c) All corporate proceedings taken in connection with
the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

                         (d) No Default or Event of Default shall have occurred
and be continuing.

                Section 8. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) other than as heretofore disclosed to the Lenders, all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

                Section 9. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

                Section 10. Reference to Agreement. Each of the Loan Documents, including the Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

                Section 11. Governing Law. This Amendment shall be deemed to be a contract made under and governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.


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

                Section 12. Execution. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument.

                  Section 13. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment and acknowledges that such Guarantor's Guarantee shall remain in full force and effect without modification thereto.



                            [signature pages follow]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their officers hereunder duly authorized as of the date first above written.



                                        BMJ MEDICAL MANAGEMENT,
                                        INC., as the Borrower



                                        BY: /s/ DAVID H. FATER
                                           ------------------------------
                                           Name:
                                           Title:


                                        GUARANTORS:

                                        BMJ of Bakersfield Inc.
                                        BMJ of Bethlehem, Inc.
                                        BMJ BROG. Inc.
                                        BMJ Capital Corp.
                                        BMJ of Chandler, Inc.
                                        BMJ of Glendale, Inc.
                                        BMJ IPA of Florida, Inc.
                                        BMJ of Lake Tahoe, Inc.
                                        BMJ of Nevada, Inc.
                                        BMJ of North Broward, Inc.
                                        BMJ of San Antonio, Inc.
                                        BMJ of Santa Barbara, Inc.
                                        Orthopaedic Management Network, Inc.
                                        Valley Sports Surgeons, Inc.



                                        All By: /s/ DAVID H. FATER
                                               ------------------------------
                                               Name:
                                               Title:

                                       BMJ Surgical Associates of Bakers-
                                       field, Limited Partnership

                                       By: BMJ of Bakersfield, Inc. its general
                                       partner


                                       By: /s/ DAVID H. FATER
                                           -----------------------
                                           Name:
                                           Title:


                                       Surgical Associates of Lake Tahoe,
                                       Limited Partnership

                                       By: BMJ of Lake Tahoe, Inc., its general
                                       partner

                                       By: /s/ DAVID H. FATER
                                           -----------------------
                                           Name:
                                           Title:

                                       Surgical Associates of North Broward,
                                       Limited Partnership


                                       BY: BMJ of North Broward, Inc., its
                                       general partner


                                       By: /s/ DAVID H. FATER
                                           -----------------------
                                           Name:
                                           Title:

                                      PARIBAS, as Agent and as a Lender


                                       By: /s/ CLARE BAILHE
                                           -----------------------
                                           Name: CLARE BAILHE
                                           Title: DIRECTOR


                                       By: /s/ SEAN T. CONION
                                           -----------------------
                                           Name: SEAN T. CONION
                                           Title: DIRECTOR








                                (4th Amendment)
                                BMJ MEDICAL MGT.
                                  NOV. 2, 1998

                                       FLEET CAPITAL CORPORATION, as
                                       a Lender



                                       By: /s/ JAMES J. KARVOWSKI
                                           -----------------------
                                           Name: JAMES J. KARVOWSKI
                                           Title: VICE PRESIDENT

                                       THE ING CAPITAL SENIOR SE-
                                       CURED HIGH INCOME FUND, L.P,
                                       as a Lender


                                       By: ING Capital Advisors, Inc., as In-
                                       vestment Advisor


                                       By: /s/ HELEN Y. RHEE
                                           -----------------------
                                           Name: HELEN Y. RHEE
                                           Title: VICE PRESIDENT & PORTFOLIO
                                                  MANAGER

                                       SILICON VALLEY BANK, as a Lender



                                       By: /s/ KITTRIDGE CHAMBERLAIN
                                           ----------------------------
                                           Name: KITTRIDGE CHAMBERLAIN
                                           Title: SVP









                             BMJ Medical Management

                                (4th Amendment)

                                       PARIBAS CAPITAL FUNDING LLC,
                                       as a Lender




                                       By: /s/ JEFFREY J. YOULE
                                           ----------------------------
                                           Name: JEFFREY J. YOULE
                                           Title: DIRECTOR